                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                       COMMUNITY INDEPENDENT BANK, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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Notes:

                    [LOGO] COMMUNITY INDEPENDENT BANK, INC.

                      201 NORTH MAIN STREET, P.O. BOX 339
                         BERNVILLE, PENNSYLVANIA 19506
                             ____________________

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             ____________________


To the Shareholders of Community Independent Bank, Inc.

     NOTICE IS HEREBY GIVEN, that the Annual Meeting of Shareholders of Community Independent Bank, Inc. will be held at Haag's Hotel, Shartlesville, Pennsylvania, on Thursday, April 22, 1999, at 1:30 P.M. to hear the Annual Report of the President and to vote upon the following matters:

     1. To elect three Class 2 Directors to hold office for three years from the date of election and until their successors shall have been elected and qualified; for a list of nominees, see the enclosed Proxy Statement.

     2. Other Business: To consider and act upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

     A Proxy Statement and a Proxy are enclosed. Please complete, sign, date and return the Proxy as promptly as possible. The return of the enclosed Proxy will not in any way affect a shareholder's right to attend the Annual Meeting.


                                    By Order of the Board of Directors,



                                    Linda L. Strohmenger
                                    Secretary

March 18, 1999

                    [LOGO] COMMUNITY INDEPENDENT BANK, INC.

                      201 NORTH MAIN STREET, P.O. BOX 339
                         BERNVILLE, PENNSYLVANIA 19506

                              PROXY STATEMENT FOR
                        ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON APRIL 22, 1999
                APPROXIMATE DATE OF MAILING PROXY STATEMENT AND
                            PROXY TO SHAREHOLDERS:
                                MARCH 18, 1999



                                 USE OF PROXY

     A Proxy for use in connection with the Annual Meeting of Shareholders of Community Independent Bank, Inc. (herein called the "Corporation") to be held on Thursday, April 22, 1999, at 1:30 P.M., at Haag's Hotel, Shartlesville, Pennsylvania, is enclosed. This Proxy is solicited by the Board of Directors of the Corporation and costs of solicitation will be borne by the Corporation.
This Proxy is revocable by the person giving it, by filing with the Secretary of the Corporation either a written notice revoking the Proxy or a duly executed Proxy bearing a later date. Shares of stock of the Corporation represented by properly executed and filed Proxies will be voted FOR the election as Class 2 Directors of the three nominees named in this Proxy Statement or so many of them as can be elected, and upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as Proxies.


                OUTSTANDING STOCK AND PRINCIPAL HOLDERS THEREOF

     As of February 8, 1999, there were 696,774 shares of common stock of the Corporation issued and outstanding, having a par value of $5.00 per share. Only those shareholders of record at the close of business on February 8, 1999 will be entitled to receive notice of, and to vote at, the Annual Meeting of Shareholders of the Corporation. Each outstanding share of stock will entitle the holder to one vote on all business of the meeting. Shareholders do not have the right to vote their shares cumulatively with regard to the election of Directors. A majority of the outstanding common stock present in person or by proxy constitutes a quorum for the transaction of business at the Annual Meeting. In the case of the election of Directors, the nominees receiving the highest number of votes, up to the number of Directors to be elected, shall be elected to the Board of Directors. Abstentions and broker non-votes will not constitute or be counted as votes cast for purposes of the Annual Meeting.

     To the best of the Corporation's information and belief, no person holds beneficially, directly or indirectly, five percent (5%) or more of the outstanding shares of the Corporation's common stock.

                       SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth information relating to beneficial ownership of shares of common stock of the Corporation by all of the Corporation's present Directors, each nominee for Director, each named executive officer of the Corporation set forth in the Summary Compensation Table, and by all of the Corporation's Directors and executive officers as a group, without naming them, as of February 8, 1999. Unless otherwise indicated in a footnote below, each individual holds sole voting and investment power over the shares listed in the table. For purposes of the table, beneficial ownership also includes any shares which the individual has the right to acquire within 60 days of February 8, 1999 through the exercise of outstanding stock options granted pursuant to the Corporation's stock option plans.

                                                             NO. OF SHARES AND
                                                           NATURE OF BENEFICIAL   PERCENTAGE
NAME OF BENEFICIAL OWNER       POSITION WITH CORPORATION         OWNERSHIP         OF CLASS
-----------------------------  --------------------------  ---------------------  -----------

John F. Hampson                Director                                1,700 (1)         .24%

Frederick P. Krott             Director                                4,116 (2)         .59%

Paul T. Manrodt                Director                                5,340 (3)         .77%

Walter J. Potteiger            Director                               32,666 (4)        4.69%

Deborah K. Ritter              Director                                2,203 (5)         .32%

John J. Seitzinger             Director                                4,800 (6)         .69%

Arlan J. Werst                 President, Chief Executive             14,387 (7)        2.06%
                               Officer and Director

Stratton D. Yatron             Director                                4,700 (8)         .67%

All Directors and Executive                                              75,551        10.84%
Officers (13 Persons)

__________________

(1) Includes 100 shares held in trust for benefit of minor child and 1,000 shares which may be acquired upon exercise of stock options.

(2) Includes 300 shares held directly by spouse, 818 shares held in trust for benefit of minor children and 1,000 shares which may be acquired upon exercise of stock options.

(3)  Includes 1,000 shares which may be acquired upon exercise of stock options.

(4) Includes 1,542 shares held directly by spouse and 1,000 shares which may be acquired upon exercise of stock options.

(5) Includes 120 shares held in trust for benefit of minor child and 1,000 shares which may be acquired upon exercise of stock options.

(6)  Includes 1,000 shares which may be acquired upon exercise of stock options.

(7) Includes 3,803 shares held directly by spouse, 720 shares held by spouse in a self-directed IRA and 333 shares which may be acquired upon exercise of stock options.

(8) Includes 700 shares held in trust for benefit of child and 1,000 shares which may be acquired upon exercise of stock options.


                             ELECTION OF DIRECTORS

     The By-Laws of the Corporation provide that its business and affairs shall be managed by a Board of Directors of not less than five nor more than twenty-five persons. The Corporation's Board, as provided in its By-Laws, is divided into three classes: Class 1, Class 2 and Class 3, with each class being as nearly equal in number as possible. The Directors in each class serve terms of three years each and until their successors are elected and qualified.

     The Board of Directors has fixed the number of Directors in Class 2 at three and nominated the three persons listed below for election as Class 2 Directors. Each nominee is presently a Director of the Corporation.

     It is intended that the shares represented by the enclosed Proxy will be voted for the election of the Class 2 nominees named below, unless such authority to vote for one or more of the nominees is withheld. In the event that one or more of the nominees is unable or unwilling to serve as a Director, the persons named in the Proxy will vote for the election of such substitute nominee, if any, as shall be named by the Board of Directors. The Board of Directors has no reason to believe that any nominee will be unable or unwilling to serve as a Director, as each of the nominees has expressed his or her willingness to serve if elected.

     Certain information with respect to each nominee for Director and each continuing Director is set forth below.

                             PRESENT PRINCIPAL OCCUPATION AND PRINCIPAL            DIRECTOR
NAME AND AGE                      OCCUPATION FOR PAST FIVE YEARS                    SINCE
------------                 ------------------------------------------            --------

               NOMINEES AS CLASS 2 DIRECTORS TO SERVE UNTIL 2002

John F. Hampson, V.M.D.      Principal - Wyomissing Animal Hospital                  1995
     45

Deborah K. Ritter            Director of Sales and Marketing, Kohl                   1994
                              Building Products
     47

                             PRESENT PRINCIPAL OCCUPATION AND PRINCIPAL              DIRECTOR
NAME AND AGE                      OCCUPATION FOR PAST FIVE YEARS                      SINCE
------------                 ------------------------------------------              --------
John J. Seitzinger           Proprietor, Haag's Hotel                                  1986
     69


                       CONTINUING CLASS 1 DIRECTORS SERVING UNTIL 2000

Frederick P. Krott           Funeral Director - Lamm & Witman Funeral Home, Inc.       1990
     52

Paul T. Manrodt              Pastor Emeritus - Evangelical Lutheran Frieden's Church   1982
     74


                       CONTINUING CLASS 3 DIRECTORS SERVING UNTIL 2001

Walter J. Potteiger          President and Owner - Hilltop Express Co., Inc.           1993
     59

Arlan J. Werst               President, Chief Executive Officer and Director of the    1984
     55                      Corporation and Bernville Bank, N.A.

Stratton D. Yatron           Secretary/Treasurer - Adelphi Kitchens, Inc.              1997
     32

__________________

     There are no standing committees designated by the Board of Directors of the Corporation.

     During 1998, the Audit Committee of the Board of Directors of Bernville Bank, N.A. (the "Bank"), a wholly-owned subsidiary of the Corporation, reviewed the procedures of the Bank's internal audit department and the scope of the external audit by the Corporation's independent auditors. The Committee also reviewed the examination report of the Comptroller of the Currency and reported to the Board of the Bank concerning the operation of the Bank in accordance with law, regulation and sound management principles. The Committee held one meeting in 1998. The members of the Committee are Mr. Manrodt, Mr. Potteiger, Mr. Seitzinger, and Mr. Yatron.

     The Executive Committee of the Bank reviews and evaluates compensation for all levels of employment of the Bank. The Committee held four meetings during 1998. The members of the Committee are Mr. Krott, Mrs. Ritter, Mr. Hampson and Mr. Werst.

     Nominations for election as Director of the Corporation are made by the full Board of Directors of the Corporation which held one meeting for this purpose in January, 1999.

     The Board of Directors of the Corporation held ten meetings during 1998. All incumbent Directors of the Corporation attended 75% or more of the aggregate of: (1) the total number of meetings of the Board of Directors of the Corporation (held during the period in which they served as a Director); and (2) the total number of meetings held by all committees of the Board of Directors of the Bank on which they served (during the periods that they served).


                            EXECUTIVE COMPENSATION

     The following table sets forth all cash compensation paid by the Corporation and the Bank for services rendered in all capacities to the Chief Executive Officer of the Corporation and the Bank. There are no other executive officers of the Corporation or the Bank whose salary and bonus exceeded $100,000.

                          SUMMARY COMPENSATION TABLE

                          ANNUAL COMPENSATION                                     AWARDS             PAYOUTS
------------------------------------------------------------------------  -----------------------  ----------
                                                                                         SECURITIES
                                                                            RESTRICTED   UNDERLYING
NAME AND                                                      OTHER ANNUAL     STOCK      OPTIONS/      LTIP       ALL OTHER
PRINCIPAL POSITION        YEAR         SALARY         BONUS   COMPENSATION    AWARD(S)     SARS(#)     PAYOUTS    COMPENSATION
--------------------  ------------  ------------    --------  ------------  ----------  -----------  ----------  -------------
Arlan J. Werst            1998       $   139,045     $9,000        - -          - -           500        - -        $6,530 (2)
President and CEO

                          1997       $   143,801        - -        - -          - -         1,000        - -        $5,214 (2)



                          1996          $139,193 (1)    - -        - -          - -           - -        - -        $4,966 (2)

------------------

(1)  Includes director fees.

(2) Represents (i) the Corporation's contribution to 401(k) Plan, and (ii) the amount paid as premium pursuant to a Term Life Insurance Plan.


STOCK OPTIONS
-------------

     The following table contains information concerning the grant of stock options under the Corporation's 1996 Employee Stock Option Plan (the "Plan") to the Chief Executive Officer during the year ending December 31, 1998.

                       OPTION GRANTS IN LAST FISCAL YEAR
                               INDIVIDUAL GRANTS

                         NUMBER OF        % OF TOTAL
                         SECURITIES       OPTIONS
                         UNDERLYING       GRANTED TO      EXERCISE OR
                         OPTIONS          EMPLOYEES IN    BASE PRICE     EXPIRATION
NAME                     GRANTED (#) (1)  FISCAL YEAR     ($/SH)  (2)    DATE (3)
----                     ---------------  -------------  ------------  --------------
Arlan J. Werst                 500             29%          $12.125     Dec. 24, 2008

------------------

(1) The date of grant for all options is December 24, 1998. All options granted are non-qualified stock options. None of the options granted may be exercised during the first year after the date granted. Thereafter, each optionee may exercise up to 33-1/3% of the options during the second year after grant, up to 66-2/3% of the options during the third year after grant and up to 100% of the options thereafter. To the extent not already exercisable, the options become automatically exercisable in the event of a "Change in Control" of the Corporation as defined in the Plan.

(2) The exercise price of all options granted is equal to the fair market value of the common stock on the date of grant. The exercise price for options issued under the Plan may be paid in (a) cash, (b) unless prohibited by the Board of Directors of the Corporation, common stock of the Corporation which will be valued by the Secretary of the Corporation at its fair market value, or (c) unless prohibited by the Board of Directors of the Corporation, any combination of cash and common stock of the Corporation valued as provided in clause (b) above.

(3) Unless terminated earlier by the option's terms, incentive stock options expire ten years after the date they are granted and non-qualified stock options expire ten years and thirty days after the date they are granted. Options terminate three months (but not later than the scheduled termination date) after the date on which the optionee's employment is terminated (whether such termination is voluntary or involuntary) other than by reason of death or disability. Options terminate one year from the date of termination due to death or disability (but not later than the scheduled termination date). Options granted pursuant to the Plan are not transferable, except by will or the laws of descent and distribution in the event of death.


OPTION EXERCISES AND HOLDINGS
-----------------------------

     The following table sets forth information with respect to the Chief Executive Officer of the Corporation concerning the exercise of options during the year ending December 31, 1998 and unexercised options held as of the end of 1998.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                           AND FY-END OPTION VALUES


                                                NUMBER OF
                                                SECURITIES        VALUE OF
                                                UNDERLYING       UNEXERCISED
                                               UNEXERCISED      IN-THE-MONEY
                                                OPTIONS AT       OPTIONS AT
                                                FY-END (#)       FY-END ($)
                     SHARES
                  ACQUIRED ON     VALUE        EXERCISABLE/     EXERCISABLE/
NAME              EXERCISE (#)  REALIZED ($)  UNEXERCISABLE   UNEXERCISABLE (1)
----              ------------  ----------   ---------------  -----------------
Arlan J. Werst        -0-          -0-             333/            $4,017/
                                                   1167            $14,108

_________________

(1)  Fair market value of common stock at year end ($12.125 per share).


DIRECTOR COMPENSATION
---------------------

     The Bank pays Directors $185 for each meeting attended, plus $185 for each committee meeting attended if held on dates other than those on which the full Board meets, plus an annual fee of $1,500. Beginning in 1997, director fees are not paid to employee directors.

     In February, 1996, the Board of Directors of the Corporation adopted a Stock Option Plan for Non-Employee Directors (the "Director Plan"). As of April 1, 1996, each of the then six non-employee Directors of the Corporation was automatically granted an option to purchase 500 shares of the Corporation's common stock at an exercise price of $19 per share. Each person who was not a Director of the Corporation or any subsidiary as of April 1, 1996 and who was first elected or appointed as a Director of the Corporation or any subsidiary after April 1, 1996 shall, as of the date of such person's election or appointment to the Board of Directors, automatically be granted an option to purchase 500 shares of the Corporation's common stock. On the fifth anniversary of the initial option grants described above and provided the person continues to be a non-employee Director on such anniversary, such person shall, on such fifth anniversary, automatically be granted an option to purchase 500 shares of the Corporation's common stock.

     The option price for options issued under the Director Plan will be equal to the fair market value of the Corporation's common stock on the date of the election, re-election or appointment of the non-employee Directors. Fair market value of the Corporation common stock will be determined by the Board of Directors.

     Payment of the option price on exercise of options granted under the Director Plan may be made in (a) cash, (b) (unless prohibited by the Board of Directors) Corporation common stock which will be valued by the Secretary of the Corporation at its fair market value, or (c) (unless prohibited by the Board of Directors) any combination of cash and common stock of the Corporation valued as provided in clause

(b) above. Options granted pursuant to the Director Plan shall be non-qualified stock options and may be exercised in full, or from time to time, beginning on the earlier to occur of (i) one year after the date of grant, or (ii) a "Change in Control" of the Corporation, as such term is defined in the Director Plan.

     Unless terminated earlier by the option's terms, options granted under the Director Plan will expire ten years after the date they are granted. Options also will terminate three months after the optionee ceases to be a Director of the Corporation or a subsidiary for any reason, but in no event later than ten years after the date of option grant. Options granted pursuant to the Director Plan are not transferable, except by the laws of descent and distribution in the event of death.


DEFERRED COMPENSATION PLANS
---------------------------

     On June 26, 1997, the Bank adopted various deferred compensation plans for certain directors of the Bank. Under the plans' provisions, benefits will be payable upon retirement, death or permanent disability of the participant.


EXECUTIVE SALARY CONTINUATION PLAN
----------------------------------

     On June 26, 1997, the Bank adopted a Salary Continuation Plan for certain Executive Officers as a supplemental retirement benefit. Mr. Werst's annual benefit under this plan is $47,000 for a duration of 15 years, totaling $705,000 in total benefits paid. To fund the benefits under this plan and the Deferred Compensation Plans, the Bank is the owner and the beneficiary of life insurance policies on the lives of the directors and officers. The policies had an aggregate cash surrender value of $1,887,123 as of December 31, 1998.


                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Bank has had, and expects to have in the future, loan and other banking transactions in the ordinary course of business with many of its directors, officers and their associates. All extensions of credit to such persons have been made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and in the opinion of the management of the Bank, do not involve more than a normal risk of collectibility or present other unfavorable features. All loans to directors or executive officers of the Corporation or the Bank require the approval of the Board of Directors except for the member requesting such loan who is prohibited from attending the discussion or participating in the vote on such loan.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires that directors and certain officers of the Corporation file reports of ownership and changes in ownership with the Securities and Exchange Commission as to the shares of Corporation common stock beneficially owned by them.

     Based solely on its review of copies of such forms received by it, the Corporation believes that during the Corporation's fiscal year ending on December 31, 1998, all filing requirements applicable to its directors and officers were complied with in a timely fashion.


                      RELATIONS WITH INDEPENDENT AUDITORS

     Beard and Company, Inc., Reading, Pennsylvania, was the appointed independent auditor for the Corporation and the Bank in 1998. It is anticipated that Beard and Company, Inc. will be selected for the current year. During 1998, the independent auditors, Beard and Company, Inc. performed certain non-audit services which are in addition to its basic engagement for the examination of the Corporation and Bank's financial statements. A representative of Beard and Company, Inc. will be present at the Annual Meeting of Shareholders to make a statement if he desires to do so and to respond to appropriate questions.


                             SHAREHOLDER PROPOSALS

     The Corporation must receive by November 19, 1999 any shareholder proposals for such proposals to be considered for inclusion in the Corporation's Proxy Statement and Proxy for the 2000 Annual Meeting of Shareholders.

                                OTHER BUSINESS

     The Board of Directors of the Corporation does not intend to present any business at the Annual Meeting other than the matters hereinabove referred to, and the Board does not know of any other matters to be presented for action at the meeting. Discretionary authority to vote on any other matters that may come before the meeting will be conferred by such Proxies upon the person voting them, unless a shareholder specifically indicates in such Proxy that such authority is withheld. It is the intention of the persons designated as proxies to vote in accordance with their best judgment on such matters.

     It is important that proxies be returned promptly. Shareholders are urged to vote, sign, date and return the accompanying form of Proxy in the enclosed envelope.


                                    By Order of the Board of Directors,



                                    Linda L. Strohmenger
                                    Secretary

March 18, 1999.

     THE CORPORATION WILL PROVIDE WITHOUT CHARGE TO ANY SHAREHOLDER ON WRITTEN REQUEST OF A SHAREHOLDER, A COPY OF THE CORPORATION'S ANNUAL REPORT FILED ON FORM 10-KSB WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE SECURITIES EXCHANGE ACT OF 1934, FOR THE CORPORATION'S YEAR ENDED DECEMBER 31, 1998. SUCH REQUEST SHOULD BE MADE TO LINDA L. STROHMENGER, SECRETARY, BERNVILLE BANK, N.A., 201 NORTH MAIN STREET, BERNVILLE, PA 19506.

                    [LOGO] COMMUNITY INDEPENDENT BANK, INC.



                                                                  March 18, 1999

                                                                  ARLAN J. WERST
                                                             President and Chief
                                                               Executive Officer

To The Shareholders of Community Independent Bank, Inc.

     The Annual Meeting of Shareholders of your Corporation, Community Independent Bank, Inc., will be held at Haag's Hotel, Shartlesville, Pennsylvania, on Thursday, April 22, 1999, at 1:30 P.M. A Notice of the Annual Meeting, a Proxy Statement and a Proxy are enclosed.

     The 1998 Annual Report of Community Independent Bank, Inc. also is
enclosed.   The Annual Report includes our consolidated financial statements and
Management's Discussion and Analysis of Financial Condition and Results of Operations.

     If you plan to attend the Annual Meeting, there is enclosed a return card for you to indicate that you will be with us for lunch, so that we may plan accordingly. We urge you to complete, sign, date and return the Proxy as promptly as possible, whether or not you plan to attend the meeting in person. A postage paid return envelope is enclosed for your convenience. The return of the enclosed Proxy will not in any way affect a shareholder's right to attend the Annual Meeting.

                                    Very truly yours,



                                    Arlan J. Werst
                                    President and Chief Executive Officer

                                  APPENDIX A

 Proxy Solicited By the Board of Directors of Community Independent Bank, Inc.

  The undersigned hereby appoints John E. Himmelberger, Shirley E. Wetzel, and Quentin A. Gettel, and each of them, attorneys with full power of substitution and revocation, to attend the Annual Meeting of Shareholders of Community Independent Bank, Inc. on April 22, 1999, and any adjournment thereof, and to vote all shares which the undersigned would be entitled to vote if personally present upon the following matters and upon such other business as may properly come before said Annual Meeting or any adjournment thereof. If more than one of said proxies or their respective substitutes shall be present and vote at said meeting or any adjournment thereof, a majority of them so present shall have and shall exercise all the powers granted hereby.


  (1) Election of Class 2 Directors:

  __  FOR ALL NOMINEES LISTED BELOW           __ WITHHOLD AUTHORITY
      (except as marked to the contrary          to vote for nominees listed
      below)                                     below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee, strike a line through his or her name in the list below:

            John F. Hampson, Deborah K. Ritter, John J. Seitzinger

  (2) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.


================================================================================
(reverse side of proxy card)

(PLEASE DATE,            ALL PROXIES WILL BE VOTED IN ACCORDANCE WITH THE
SIGN AND RETURN          INSTRUCTIONS NOTED HEREON.  IN THE ABSENCE OF
THIS PROXY IN THE        INSTRUCTIONS, THIS PROXY WILL BE TREATED AS
ENCLOSED                 GRANTING AUTHORITY TO VOTE "FOR" THE ELECTION OF
ADDRESSED                ALL NOMINEES FOR CLASS 2 DIRECTORS AS LISTED ON THE
ENVELOPE.)               REVERSE SIDE.



                                   The undersigned hereby acknowledges receipt of the Proxy Statement dated March 18, 1999 and hereby revokes any proxy or proxies heretofore given to vote shares at said meeting or any adjournments thereof.

                                   Dated:
                                   ---------------------------------------------

                                   _____________________________________________

                                   _____________________________________________
                                   Sign here exactly as name(s) appears on left.